UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 1, 2011 (May 27, 2011)

COMMITTED CAPITAL ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-52651	14-1961545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

712 Fifth Avenue 22nd Floor, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  212-277-5301

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On May 27, 2011, Committed Capital Acquisition Corporation (the “Company”) issued a promissory note (the “Note”) for approximately $120,000 to Broadband Capital Management LLC (“BCM”), which consolidated all of the Company’s accrued interest-related party, related party advances and notes payable-related party outstanding on such date into one instrument as well as provided additional advances to the Company.

The Note bears no interest. The principal amount of the Note is repayable on the date on which the Company completes its initial business combination (as described in the Company’s Registration Statement, File No. 333-174599 (the “Registration Statement”)), and no amount under the Note will be payable if such initial business combination is not completed. The Note contains a waiver of the holder to any and all rights to the funds in the trust account to be funded upon the completion of the Company’s initial public offering pursuant to the Registration Statement.

Under the Note, it is an “Event of Default” if: (i) the Company fails to pay the principal of, or other payments on, the Note within five (5) business days following the due date, or (ii) the Company becomes subject to certain voluntary or involuntary bankruptcy or insolvency related events.  In the event that an Event of Default has occurred, the holder of the Note may, by notice to the Company, declare the entire Note to be immediately due and payable.  However, if the Event of Default is due to the occurrence of a voluntary or involuntary bankruptcy event, then the entire Note will automatically become due and payable without any notice or other action by the holder.

This Current Report on Form 8-K contains only a summary of the Note. The summary does not purport to be a complete summary of the Note and is qualified in its entirety by reference to the Note, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement

The response to Item 1.01 is hereby incorporated into this Item 1.02.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The response to Item 1.01 is hereby incorporated into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits:  The following exhibits are filed as part of this report:

Exhibit
Number	Description
10.1	Promissory Note issued by Committed Capital Acquisition Corporation to Broadband Capital Management LLC dated May 27, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 1, 2011	Committed Capital Acquisition Corporation

	By:	/s/ Michael Rapp
Name: Michael Rapp
Title: President and Chairman